Exhibit 99.1

2012 Annual Meeting Hershey, PA

May 4, 2012

1

William J. Reuter

Chairman & CEO

2

I pledge allegiance to the flag of the

United States of America

and to the republic for which it stands:

one nation under God, indivisible,

with liberty and justice for all.

3

4

Nominations to Board of Directors

Anthony J. Agnone, Sr.

Michael A. Morello

Wayne E. Alter, Jr.

Scott J. Newkam

Eddie L. Dunklebarger

Robert E. Poole, Jr.

Henry R. Gibbel

William J. Reuter

Bruce A. Hepburn

Andrew S. Samuel

Donald L. Hoffman

Christine Sears

Sara G. Kirkland

James A. Ulsh

Jeffrey F. Lehman

Robert W. White

Roger V. Wiest, Sr.

5

Additional Orders of Business

Advisory Vote on Executive Compensation

Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants

6

7

Voting Results

Directors Elected

Advisory Vote on Executive Compensation

Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants

Forward-Looking Statements

During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna. We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2011. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.

For more information, please visit our Web site at:

www.susquehanna.net

30-Year Anniversary:

Commitment to Main Street Banking

Susquehanna Bancshares founded in 1982

To preserve community banking

Susquehanna 1982 2012

Assets $362 million $17.8 billion

Branch Offices 15 261

Geography Lancaster 40 counties in PA, NJ, County MD, WV

Employees 282 3,300

Consistent Commitment to Main Street Banking

Company Culture Guide

Susquehanna Profile

$12.6 billion in deposits

$12.5 billion in loans and leases Company Statistics

Approx. $7.6 billion in assets under management & administration

36th largest bank holding company in the United States

Approx. 188 million shares outstanding

Shareholder Base

Approx. 32,000 shareholders (record and street)

Average Daily Trading Volume (1 year) of 1.6 million shares

2011 Accomplishments

Improved credit quality

Credit Quality Trends

Net charge-offs and non-performing assets showed steady improvement during 2011 and the first quarter of 2012.

2011 Accomplishments

Improved credit quality

Achieved net loan growth

Loan Trends

Loan Growth in 2011:

Originated $1.9 billion in loans

Net loans and leases grew by 8%

Organic loan growth of 2%

Excludes loans acquired with Abington Bank

2011 Accomplishments

Improved credit quality

Achieved net loan growth

Grew core deposits

Deposit Trends

Deposit growth in 2011: 12%

Organic core deposit growth in 2011: 11%

Excludes deposits acquired with Abington Bank

2010

2 011

CDs 37.0% 33.0%

Core 63.0% 67.0%

Organic core deposit growth in

1Q 2012: 3.4%

Excludes deposits acquired with Tower Bancorp

2011 Accomplishments

Improved credit quality

Achieved net loan growth

Grew core deposits

Acquisitions of:

Abington Bancorp, Inc. Tower Bancorp, Inc.

Acquisition of Abington Bancorp, Inc.

Abington Bancorp, Inc. acquisition completed October 1, 2011

20 offices added: Montgomery, Bucks and

Delaware counties

Natural extension of existing branch network into markets with strong demographics

Six months after acquisition, deposits at acquired branches up 1%

Robert W . White joined the Susquehanna Bancshares Board of Directors and was named Senior Executive Vice President at Susquehanna Bank

Acquisition of Tower Bancorp, Inc.

Tower Bancorp acquisition completed February 17, 2012

Three banking divisions: Graystone Bank, Tower Bank, 1N Bank (formerly 1st National Bank of Chester County)

Addition of branches in 3 new PA counties: Fulton, Lebanon and Centre

Tower Bancorp’s wealth management operation joined Susquehanna Wealth Management, bringing total assets under management and administration to $7.6 billion

Andrew Samuel joined the Susquehanna Bancshares Board of Directors and was named President and Chief Revenue Officer

Welcome former Tower board members to the Susquehanna

Bancshares Board of Directors: Jeffrey F. Lehman, Robert E. Poole, Jr.

Benefits of Acquisitions

Largest independent bank of those with 90%+ of their deposits concentrated in PA, NJ, MD

Total of 261 branch offices in the Mid-Atlantic region

Significant opportunities for:

Cost savings

Cross-selling financial products and services to existing customer base

Expanding market share

Top 3 Market Share in 14 Counties

■Susquehanna Bank Branch Map

■Susquehanna

■Added from Tower

■Added from Abington

• Source: SNL Financial

• Note: Shaded counties indicate those in which Susquehanna holds a top 3 market position

2011 Accomplishments

• Improved credit quality

• Achieved net loan growth

• Grew core deposits

• Acquisitions of Abington Bancorp and Tower Bancorp

• Reorganized into 12 regions with local leadership to reinforce ties to the communities we serve.

Main Street Banking

Large Bank Expertise

Line of business reporting for:

• Cash management

• Middle-market lending

• Commercial real estate lending

Additional affiliates provide:

• Wealth management

• Commercial finance & leasing

• Insurance

Benefits of Restructuring

• For customers—source of valuable financial products and personalized service to help them achieve their goals.

• For employees – opportunities for new responsibilities and upward mobility as part of a larger company.

• For local communities – stronger corporate citizen, helping to fuel economic growth and improve the quality of life.

• For shareholders – more efficient organization capable of generating revenue and profitability that will lead to improved returns for shareholders.

SUSQ & KBW Bank Index

Price Change: Jan. 2011 to Present

Source: SNL Financial

2011 Accomplishments

• Improved credit quality

• Achieved net loan growth

• Grew core deposits

• Acquisitions of Abington Bancorp and Tower Bancorp

• Reorganized into 12 regions with local leadership to reinforce ties to the communities we serve

• Improved quarterly earnings and shareholder dividends

Improved Quarterly Earnings

Efforts to improve credit quality, grow revenue and control expenses paid off in recent quarters.

• Dividend increased three times

Challenges Facing Our Industry

After-effects of recession still ripple through the economy

• Low interest rates, putting net interest margin under pressure

• Stalled housing market

• Small business owners cautious in

expanding borrowing

Regulatory changes reducing revenue, increasing expenses

• Overdraft fees

• Debit card interchange fees from merchants

• Increased overhead costs

2012 Objectives

• Complete the integration of Tower Bancorp

• Continue our strong progress in improving credit quality

• Grow loans, deposits and revenue

• Increase profitability and shareholder dividends

Complete Integration of Tower

• System integration and branch conversion completed over Presidents Day weekend

• Consolidated 27 branch offices that were in close proximity to each other

• On track to achieve projected $30 million in cost savings

Continue Improvement in Credit Quality

1Q 2012 1Q 2011

Net charge-offs/

Avg. loans & leases 0.44% 1.42%

Non-performing assets/

Loans, leases, OREO 1.35% 2.49%

Coverage ratio 146% 91%

■Allowance for loan losses/ nonaccrual loans

Grow Loans, Deposits and Revenue

• Organic growth: 1Q 2012 compared to 1Q 2011

• Net loans up 3.4%

• Total deposits up 4.4% ■?Core deposits up 13.5%

• Organic growth excludes loans and deposits acquired in mergers

1Q 2012 1Q 2011

■Net interest margin 3.94% 3.63%

■Net interest income $134 million $105 million

■Noninterest income $39.5 million $37.5 million

Increase Profitability and Shareholder Dividends

1Q 2012 1Q 2011

Efficiency Ratio 61.39% 65.28%

Return on average assets 0.58% 0.28%

Return on tangible equity* 8.36% 4.86%

2012 2011

Dividends paid in 1st & 2nd quarters $14 million $3.9 million

Per share: $0.08 $0.03

*Non-GAAP measurement; see reconciliation on next slide

Reconciliation:

Return on Tangible Equity

Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts. The most directly comparable measure is return on average equity which is calculated using GAAP-based amounts. We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity.

Management uses the return on average tangible equity in order to review our core operating results. Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios. A reconciliation of return on average equity to return on average tangible equity is set forth below.

1Q12 1Q11

Return on average equity (GAAP basis) 4.02% 2.00% Effect of excluding average intangible assets and related amortization 4.34% 2.86% Return on average tangible equity 8.36% 4.86%

Recognition of Directors

Peter DeSoto

• CEO, J.T. Walker Industries, Inc., Gratz, PA

• Director since 1981

Guy W. Miller Jr.

• President and CEO, Homes by Keystone, Inc., Waynesboro, PA

• Director since 1996

Quarterly Webcast

www.susquehanna.net